Inland American
REAL ESTATE TRUST, INC.






BEST BUY



Annual Stockholders Meeting
August 24, 2010

Inland American

Forward Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward looking statements. These risks are outlined more particularly in our annual report on form 10-K for the year ended December 31, 2009 and our quarterly report for the period ended June 30, 2010 include but are not limited to:

- Our investment policies and strategies are very broad and permit us to invest in any type of commercial real estate
- We may borrow up to 300% of our net assets, and principal and interest payments will reduce the funds available for distribution
- Our business manager could recommend investments in an attempt to increase its fees because the fees paid to it are based upon a percentage of our invested assets and, in certain cases, the purchase price for these assets
- We pay significant fees to our business manager, property managers and other affiliates of IREIC
- We have a limited operating history
- There is no market for our shares and we do not expect to list our shares in the near future
- You will not have the opportunity to evaluate our investments before we make them because we have not identified all of the specific assets that we will acquire in the future
- Employees of our business manager, property managers and two of our directors are also employed by IREIC or its affiliates and face competing demands for their time and service and may have conflicts in allocating their time to our business
- We rely on our business manager and property managers to manage our business and assets
- We may not continue to qualify as a REIT
- Our articles limit a person from owning more than 9.8% of our common stock without prior approval of our board

Agenda

1. Call to Order and Opening Remarks
2. Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation
3. Proxy Vote
4. Financial Overview and Strategy
5. Report of the Vote
6. Closing Remarks


DSW SHOES



Directors and Executive Officers



Robert D. Parks, Chairman and Director

J. Michael Borden, Independent Director

Thomas F. Glavin, Independent Director

David Mahon, Independent Director

Thomas F. Meagher, Independent Director

Paula Saban, Independent Director

William J. Wierzbicki, Independent Director

Brenda G. Gujral, President and Director

Roberta S. Matlin, Vice President and Director

Lori J. Foust, Principal Financial Officer and Treasurer

Jack H. Potts, Principal Accounting Officer

Scott W. Wilton, Secretary

Financial Overview and Strategy


BED BATH & BEYOND

Overview

- Owns a diversified portfolio of core commercial real estate including:
  - Retail
  - Lodging
  - Office
  - Multi-Family/Student Housing
  - Industrial

  - As of 6/30/2010 owned directly or indirectly through joint ventures 980 properties
  - 56.5 million square feet
  - 10,154 multi-family units
  - 15,146 lodging rooms

  - Invests in joint ventures, development projects, real estate loans and marketable securities

  - One of five REITs sponsored by an affiliate of The Inland Real Estate Group of Companies, Inc. ("Inland")

Strategy

- Diversified real estate portfolio balances risk exposure
- Conservative balance sheet management
- Maximize long-term stockholder value


Marshalls
ROSS




STARBUCKS COFFEE

Diversified Real Estate Portfolio Balances Risk Exposure

- Core assets in several real estate sectors nationwide
- Investments in joint ventures, developments, loans and marketable securities designed to enhance core stabilized yield

Core Assets – 84%

Notes Receivable – 4%

Marketable Securities – 2%

Cash & Other Assets – 4%

Development – 2%

Joint Ventures – 4%

As of 6/30/2010

Investment Allocation - $11.7B*


Core Assets – 84%
Retail – 38%
Lodging – 25%
Office – 19%
Industrial – 10%
Multi-Family - 8%
Total
Assets
$11.7B

*Figure includes offering proceeds and debt. Approximate book value as of 6/30/2010

Conservative Balance Sheet Management

- Manageable debt maturities & unencumbered assets
- Low leveraged buyer
  - Total mortgage loans to total assets at 12/31/2009 = 45%
  - Total mortgage loans to total assets at 6/30/2010 = 48%
- No corporate level debt – individual loans on each property limits risk





Maximize Long – Term Stockholder Value

- Invest in real estate assets that produce attractive current yields and long term risk-adjusted returns
- Generate sustainable and predictable cash flow from our operations
- Focus on preservation of capital






ULTA

Current Portfolio – 35 States – 980 Properties

As of 6/30/2010

Multi-Family
28 Properties
8 States
10,154 Units

Industrial
72 Properties
20 States + Dist. of Col.
15.9M Square Feet

Office
48 Properties
18 States
10.5M Square Feet

Lodging
99 Properties
25 States + Dist. of Col.
15,146 Rooms

Retail
733 Properties
32 States + Dist. of Col.
21.6M Square Feet



Washington
Oregon
California
Idaho
Nevada
Montana
Wyoming
Utah
Arizona
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Mississippi
Michigan
Indiana
Kentucky
Tennessee
Alabama
Ohio
Georgia
Florida
West Virginia
Virginia
North Carolina
South Carolina
Pennsylvania
New York
Maine
VT
NH
Mass.
CT
NJ
MD
Less than 2 MSF
+2 - 5 MSF
More than 5 MSF

Current Inland American Offices*

As of 6/30/2010

Multi-Family
National Headquarters
30 Satellite Offices

Industrial
National Headquarters

Office
National Headquarters
3 Satellite Offices

Lodging
National Headquarters
3 Satellite Offices

Retail
National Headquarters
6 Satellite Offices



Washington
Oregon
California (1)
Nevada
Idaho
Montana
Wyoming
Utah
Arizona (2)
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma (4)
Texas (21)
Minnesota (1)
Iowa
Missouri
Arkansas
Louisiana (1)
Wisconsin
Illinois
Michigan
Indiana (1)
Ohio (1)
Kentucky (1)
Tennessee
Mississippi
Alabama (1)
Georgia (2)
Florida (3)
South Carolina
North Carolina
Virginia (1)
West Virginia
Pennsylvania (1)
New York
Maine
VT
NH
Mass
CT
NJ
MD
DE
RI (1)

*Management as well as field offices

Top Ten Tenants – 74% are Investment Grade

As of 6/30/2010

Tenant Name	Rating**	Type	% of Total Annualized Income	% of Total SF
SunTrust Banks	BBB+	Retail/Office	8.6%	4.0%
AT&T, Inc.	A	Office	7.1%	6.3%
RBS Citizens, NA	A-	Retail	2.9%	1.6%
Sanofi-Aventis U.S. Inc.	AA-	Office	2.5%	1.3%
United Healthcare Services, Inc.	NR	Office	2.5%	2.2%
C&S Wholesale Grocers, Inc.	Private	Industrial	2.3%	5.4%
VersaCold Storage	NR	Industrial	2.0%	3.4%
Shop Rite Supermarkets	BBB	Retail	1.6%	1.1%
Cornell Corrections	B+	Industrial	1.6%	.5%
Lockheed Martin Corporation	A-	Office	1.5%	.6%

**Ratings according to Standard and Poor's

Retail Comprises 38% of Core Portfolio

As of 6/30/2010

Core Property Allocation

*Figure excludes bank branches


Retail
$3.8B
38%
Lodging
$2.5B
25%
Multi-Family
$786M
8%
Office
$1.8B
19%
Industrial
$963M
10%

Retail Property Overview

733 Properties · 21.6M SF · 32 States + District of Columbia

- 93% Occupancy (economic)
- 69% of the portfolio is anchored by necessity-based retailers (grocer, drug, etc.)
- 65% of the portfolio is multi-tenant, 35% is single tenant with long-term stable rents
- 22% of the portfolio is located in Texas which has demonstrated economic resiliency

Lease Expiration Schedule


100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
3.4%
2010
5.5%
2011
10.3%
2012
5.9%
2013
8.8%
2014
11.0%
2015

Industrial Comprises 10% of Core Portfolio

As of 6/30/2010

Core Property Allocation


Retail
$3.8B
38%
Lodging
$2.5B
25%
Multi-Family
$786M
8%
Office
$1.8B
19%
Industrial
$963M
10%

Industrial Property Overview

72 Properties · 15.9M SF · 20 States + District of Columbia

- 95% Occupancy (economic)
- 97% of the portfolio is leased by ingle tenants with long-term stable rents
- 64% of the portfolio's tenants are investment grade rated*, or serve necessity-based consumer needs

Lease Expiration Schedule


100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
.7%
11.9%
12.1%
8.6%
1.3%
4.5%
2010
2011
2012
2013
2014
2015

*Rating according to Standard and Poor's and/or Moody's

Office Comprises 19% of Core Portfolio

As of 6/30/2010

Core Property Allocation


Retail
$3.8B
38%
Lodging
$2.5B
25%
Multi-Family
$786M
8%
Office
$1.8B
19%
Industrial
$963M
10%

Office Property Overview

48 Properties · 10.5M SF · 18 States

- 95% Occupancy (economic)
- 72% of the portfolio is occupied by single tenants with long-term stable rents
- 70% of the portfolio's tenants are investment grade rated*, or report revenue exceeding $1.0 billion

Lease Expiration Schedule


100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
.2%
2010
5.4%
2011
2.9%
2012
6.3%
2013
3.3%
2014
4.0%
2015

*Rating according to Standard and Poor's and/or Moody's

Multi-Family Comprises 8% of Core Portfolio

As of 6/30/2010

Core Property Allocation


Retail
$3.8B
38%
Lodging
$2.5B
25%
Multi-Family
$786M
8%
Office
$1.8B
19%
Industrial
$963M
10%

Multi-Family Property Overview

28 Properties · 10,154 Units · 8 States

- 87% Occupancy (economic, including student housing)
- Expanded multi-family investments from 256 units to 10,154 from 2006 to 2010
- 64% of units are located in Houston and Oklahoma City metro areas

Total Operating Revenue ($000's)


Total Revenue
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$1.8M 2006
$15M 2007
$33.2M 2008
$72M 2009
$97M **Q2 2010

*Includes Multi-Family and Student Housing
**Q2 2010 Actual Revenue Reported is Annualized

Lodging Comprises 25% of Core Portfolio

As of 6/30/2010

Core Property Allocation



Lodging
$2.5B
25%
Retail
$3.8B
38%
Multi-Family
$786M
8%
Office
$1.8B
19%
Industrial
$963M
10%

Lodging Property Overview

99 Properties · 15,146 Rooms · 25 States + District of Columbia

- 69% Average Occupancy
- 48% of the portfolio is branded by Marriott, 40% is branded by Hilton
- 40% of the portfolio are moderately priced hotels such as Hilton Garden Inn & Courtyard by Marriott

Historical Revenue/Available Room & Average Daily



$140
$120
$100
$80
$60
$40
$20
$0
$79
$117
$89
$129
$75
$115
$79
$114
2007
2008
2009
YTD 2010

Consolidated Financial Highlights

	As of and for Year Ended 12/31/2009	As of and for Six Months Ended 6/30/2010
Total Consolidated Assets	$11.3B	$11.7B
Stockholders' Equity	$5.6B	$5.5B
Total Income	$1.1B	$613M
Distributions Declared	$405.3M	$207.5M
Mortgage Payable	$5.1B	$5.6B
Ratio of Total Mortgage Loans to Total Assets	45%	48%
Weighted Average Interest Rate	4.9%	5.1%

Manageable Debt Maturities[1]



$6B
$5B
$4B
$3B
$2B
$1B
$0
2011
2012
2013
2014
2015

	2011	2012	2013	2014	2015
	$813M	$468M	$804M	$281M	$455M
Percentage of Total Assets	6.95%	4.00%	6.87%	2.40%	3.89%

[1]All 2010 debt maturities effectively addressed

2009 Schedule of Fees and Expenses

To Affiliates of Our Sponsor [1]

	Amount	Comments
Business Management Fee	$39,000,000	Up to 1% of Average Invested Assets
Offering Costs	$25,660,000	Offering total of $828,434,000 was Equal to 10% of Gross Proceeds (15% Allowed). Offering is Now Complete
Investment Advisor Fee	$1,319,000	Annualized Fees Totaling 1% of the First $5 Million, 0.85% from $5 Million to $10 Million, 0.75% from $10 Million to $25 Million, 0.65% from $25 Million to $50 Million, 0.60% from $50 Million to $100 Million and 0.50% of the Remaining Balance
Property Management Fee	$26,413,000	Up to 4.5% of Gross Income of Each Property Managed Directly by Any of Our Property Managers, Their Affiliates or Agents
Acquisition Fee	**$0**	**2.5% of the Aggregate Purchase Price Paid to Acquire the Controlling Interest of a Real Estate Operating Company**
Mortgage Servicing Fee	$480,000	We Were Charged $200 Per Loan, Per Month for Non-Lodging Properties and $225 for Lodging Properties, and Our Joint Venture MB REIT Was Charged $200 Per Loan Per Month
Purchase and Selling Mortgages	$2,483,000	0.2% of the Principal Amount of Each Loan Placed for Us
Total Adjusted Operating Expenses as Defined in the Prospectus	$72,882,000 or .70% of Average Invested Assets	Not to Exceed 2% of Average Invested Assets or 25% of Adjusted Net Income, as Defined in the Charter

[1] As reflected on the Company's consolidated financial statements for the year ended 12/31/2009.

WHO YOU INVEST WITH IS EVERYTHING







Inland American
REAL ESTATE TRUST, INC.








BEST BUY

Annual Stockholders Meeting
August 24, 2010

Inland American